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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2004


                             SS&C Technologies, Inc.
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               (Exact name of registrant as specified in charter)


        Delaware                 000-28430                       06-1169696
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 (State or other juris-         (Commission                     (IRS Employer
diction of incorporation       File Number)                  Identification No.)




       80 Lamberton Road, Windsor, CT                            06095
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  (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (860) 298-4500

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.  Other Events and Regulation FD Disclosure.

     On August 4, 2004, SS&C Technologies, Inc. announced that its Board of Directors had declared a semi-annual cash dividend of $0.07 per share on its common stock. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1   Press release dated August 4, 2004





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 4, 2004              SS&C TECHNOLOGIES, INC.

                                   By:  /s/ Patrick J. Pedonti
                                        ----------------------------------------
                                        Patrick J. Pedonti
                                        Senior Vice President and Chief
                                        Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                    Description
-----------                    -----------

99.1                           Press release dated August 4, 2004